Exhibit 99.1

Press Release – For Immediate Release

May 12, 2026

Muncy Columbia Financial Corporation Declares Dividend and Authorizes New Treasury Stock Repurchase Program

Bloomsburg, PA – Muncy Columbia Financial Corporation (“Corporation”) (OTCQX: CCFN), parent company of Journey Bank (“Bank”), announced that on May 12, 2026, the Corporation’s Board of Directors declared a regular quarterly cash dividend and authorized a new treasury stock repurchase program.

Dividend Declared

On May 12, 2026, the Corporation’s Board of Directors declared a regular quarterly cash dividend of $0.155 per share for the second quarter of 2026. The dividend is payable on June 11, 2026, to shareholders of record as of May 26, 2026.

Share Repurchase Program

On May 12, 2026, the Corporation’s Board of Directors authorized a new treasury stock repurchase program. The program authorizes the repurchase of up to an additional 530,611 shares, or 5% of the Corporation's issued and outstanding common shares as of May 15, 2026.

As permitted by securities laws and other legal requirements and subject to market conditions and other factors, purchases under the program may be made from time to time in the open market at prevailing prices, or through privately negotiated transactions.

The Board of Directors' authorization provides that: (1) the treasury stock repurchase program shall be effective May 15, 2026 and shall continue thereafter until the earlier of the date an aggregate of 530,611 shares of common stock has been purchased or May 15, 2028, or until suspended or terminated by this Board of Directors, in its sole discretion; and (2) all shares of common stock repurchased pursuant to the program shall be held as treasury shares and be available for use and reissuance for purposes as and when determined by the Board of Directors including, without limitation, pursuant to the Corporation’s Employee Stock Purchase Plan.

About Muncy Columbia Financial Corporation

Muncy Columbia Financial Corporation ("MCFC") is a registered financial holding company headquartered in Bloomsburg, Pennsylvania. MCFC has one subsidiary bank, Journey Bank, serving individuals, families, nonprofits and business clients throughout Clinton, Columbia, Luzerne, Lycoming, Montour, Northumberland and Sullivan Counties through 22 banking offices.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of current or historical fact and involve substantial risks and uncertainties. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions can be used to identify forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: changes in general economic trends, including inflation and changes in interest rates; our ability to manage credit risk; our ability to maintain an adequate level of allowance for credit loss on loans; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; fluctuations in the values of securities held in our securities portfolio, including as a result of changes in interest rates; our ability to successfully manage liquidity risk; adverse developments in borrower industries and, in particular, declines in real estate values; the concentration of large deposits from certain customers who have balances above current FDIC insurance limits; changes in and compliance with federal and state laws that regulate our business and capital levels; our ability to raise capital as needed; and any other risks described in the “Risk Factors” sections of reports filed by the Corporation with the Securities and Exchange Commission. We do not undertake, and specifically disclaim, any obligation to publicly revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Accordingly, you should not place undue reliance on forward-looking statements.